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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 JANUARY 9, 2002
                Date of report: (Date of earliest event reported)



                         Commission File Number: 0-19024
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                                 FRONTSTEP, INC.
             (Exact name of registrant as specified in its charter)


          OHIO                                           31-1083175
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


    2800 CORPORATE EXCHANGE DRIVE                           43231
          COLUMBUS, OHIO                                  (Zip Code)
(Address of principal executive offices)


                                 (614) 523-7000
              (Registrant's telephone number, including area code)


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ITEM 5.       OTHER EVENTS.

       Reference is made to the press release issued to the public by the registrant on January 9, 2002, which indicates that the registrant announces preliminary results for the second quarter of fiscal 2002. The text of the press release is attached hereto as an exhibit for further description of the event reported pursuant to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

              The following exhibits are filed with this Form 8-K:

              99        Text of press release dated January 9, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRONTSTEP, INC.



Dated:  January 9, 2002             By: /s/ Daniel P. Buettin
        ---------------             ---------------------------------------
                                    Daniel P. Buettin
                                    Vice President and Chief Financial Officer
                                    (on behalf of the Registrant and as
                                    Principal Financial Officer)
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                                INDEX TO EXHIBITS

        Exhibit
         Number       Description of Exhibit
         ------       ----------------------
            99        Text of press release dated January 9, 2002.